UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Business Park Drive Branford, Connecticut (Address of principal executive offices)	06405 (Zip Code)
Registrant’s telephone number, including area code: (866) 688-7374
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024, Quantum-Si Incorporated (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to (i) remove the cap on the number of directors to serve on the Company’s board of directors (the “Board”) and make related changes to the process for filling newly created directorships or board vacancies (the “Director Cap Amendments”), and (ii) add a provision with respect to the automatic conversion of the Company’s Class B common stock effective June 10, 2028, which is seven years from the date of the closing of the business combination by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), Tenet Merger Sub, Inc., and Q‑Si Operations Inc. (formerly Quantum-Si Incorporated) (the “Sunset Amendment” and together with the Director Cap Amendments, the “Charter Amendment”).
As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Company’s 2024 annual meeting of stockholders held on May 15, 2024 (the “Annual Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)        On May 15, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company's shareholders voted on five proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2024 (the “Proxy Statement”). At the Annual Meeting, there were 61,764,850 shares of Class A common stock and 19,937,500 shares of Class B common stock present or represented by proxy, which represented approximately 88.45% of the outstanding total voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), which constituted a quorum for the transaction of business.  Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 29, 2024 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to 20 votes for each share held as of the Record Date.

(b)        The following actions were taken at the Annual Meeting:

1.          The following nominees were reelected to serve on the Board until the Company’s 2025 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	458,764,126	1,679,380	71,344	-
Jeffrey Hawkins	460,073,181	410,924	30,745	-
Paula Dowdy	460,266,268	218,308	30,274	-
Ruth Fattori	459,833,878	648,572	32,400	-
Amir Jafri	459,809,270	674,890	30,690	-
Jack Kenny	449,949,474	10,532,606	32,770	-
Brigid A. Makes	459,806,379	675,294	33,177	-
Kevin Rakin	448,510,967	11,971,420	32,463	-
Scott Mendel	460,212,089	270,302	32,459	-

2.          The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
460,397,267	71,110	46,473	-

3.          The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
459,462,890	907,087	144,873	-

4.          The Director Cap Amendments were approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
460,048,611	401,937	64,302	-

5.          The Sunset Amendment was approved, based on the following votes:

Class A Common Stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,429,495	254,661	80,694	-

Class B Common Stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
398,750,000	-	-	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, of the Registrant, as filed with the Secretary of State of the State of Delaware on May 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED
	By:	/s/ Christian LaPointe, Ph.D.
	Name:	Christian LaPointe, Ph.D.
	Title:	General Counsel

Date: May 17, 2024